EXHIBIT 10b

AMENDMENT NO. 2
TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 2, dated May 4, 2005 (“Amendment No. 2”), to the CREDIT AGREEMENT, dated as of May 28, 2003, as amended by Amendment No. 1 to the Credit Agreement (“Amendment No. 1”), dated as of March 28, 2005, is made by and among ROWAN COMPANIES, INC., a Delaware corporation (the “Shipowner”), GOVCO INCORPORATED, a Delaware corporation (the “Primary Lender”), CITIBANK, N.A., a national banking association (the “Alternate Lender”), CITIBANK, N.A., a national banking association, as facility agent for both the Primary Lender and the Alternate Lender (and their respective successors and assigns) with respect to the Floating Rate Note, and its permitted successors and assigns (in such capacity, the “Facility Agent”), and CITICORP NORTH AMERICA, INC., a Delaware corporation, as administrative agent for the Primary Lender and the commercial paper holders of the Primary Lender (and their respective successors and assigns) (in such capacity, together with its permitted successors and assigns, the “Administrative Agent,” and together with the Facility Agent, the “Agents”) (collectively the “Parties”).

WHEREAS, to aid in the construction of the self-elevating mobile offshore drilling unit to be named “BOB KELLER” (the “Vessel”), on May 28, 2003, the Parties executed the Credit Agreement, providing for the delivery of no more than $89,658,000 principal amount of notes designated "United States Government Guaranteed Ship Financing Obligations, TARZAN II Series";

WHEREAS, the projected Delivery Date of the Vessel, which was April 1, 2005, was, for a variety of reasons, postponed to September 2005;

WHEREAS, in connection with the postponement of the projected Delivery Date of the Vessel, the Parties executed Amendment No. 1, which extended the Final Disbursement Date and the Commitment Termination Date thereunder from April 1, 2005 to December 31, 2005; and

WHEREAS, the Shipowner desires to further amend the Credit Agreement in order to provide, inter alia, for a change in the Payment Dates and Stated Maturity of the Floating Rate Note.

NOW THEREFORE, in consideration of the mutual rights and obligations set forth herein and of other good and valuable consideration,

the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
AMENDMENTS

1. Section 2.04. Section 2.04 of the Credit Agreement is hereby amended to read as follows:

2.04 Relationship of Floating Rate Note and Fixed Rate Note. Disbursements from the Credit Facility shall become the indebtedness of the Shipowner to the Lenders under the Floating Rate Note. The Shipowner shall redeem the Floating Rate Note in full by causing to be issued one or more Fixed Rate Notes and using the proceeds thereof to repay the Floating Rate Note in full no later than the earliest of (i) four years from the Delivery Date, (ii) September 1, 2009, or (iii) at the request of the Secretary, within fifteen (15) Business Days from the date upon which the Trigger Event shall occur. At its option, and from time to time, the Shipowner may redeem all or any portion of the indebtedness under the Floating Rate Note by causing a Fixed Rate Note or series of Fixed Rate Notes to be issued at any time during or after the construction of the Vessel, so long as such redemption of the Floating Rate Note from the proceeds of Fixed Rate Note(s) does not occur later than the earliest of (i) four years after the Delivery Date, (ii) September 1, 2009, or (iii) at the request of the Secretary, within fifteen (15) Business Days from the date upon which the Trigger Event shall occur, and except for the final redemption, each redemption is in a minimum amount of $25,000,000; and the Shipowner shall have paid any amount payable under Section 4.04(a)(iv) or any other provision hereof in connection therewith.

2.  Section 2.05(a). Section 2.05(a) of the Credit Agreement is hereby amended to read as follows:

2.05 Trigger Event. (a) The Shipowner shall redeem the outstanding indebtedness under the Floating Rate Note in full by causing to be issued a fixed rate obligation with a Maturity date of May 10, 2020 whenever the Treasury constant maturities rate (10-year) as reported by the Federal Reserve Board in statistical release H.15 (519) (the “Treasury Rate”) equals or exceeds nine percent (9%) per annum (the “Trigger Event”). If a Trigger Event should occur, the Shipowner shall redeem the Floating Rate Note in full by causing to be issued a fixed rate obligation and using the proceeds thereof to repay the Floating Rate Note in full, at the request of the Secretary, within fifteen (15) Business Days of receiving notice of the occurrence of the Trigger Event, pursuant to Section 2.05(d) or of having actual notice thereof.

3.  Section 2.06(b). Section 2.06(b) of the Credit Agreement is hereby amended to read as follows:

(b) In the event that the Alternate Lender does not timely agree to any requested extension of the Commitment Termination Date in accordance with Section 2.06(a) (a “Non-Renewal Event”), then the Shipowner may, at its sole discretion, redeem the outstanding indebtedness under the Floating Rate Note in full in accordance with Section 2.04 by causing to be issued a fixed rate obligation with a Maturity date of May 10, 2020. If the Shipowner does not redeem the Floating Rate Note on or before the Commitment Termination Date expires, (i) the Primary Lender shall, prior to such date, assign to the Alternate Lender all of its interest in its outstanding indebtedness under this Agreement and the Floating Rate Note, and all of its other rights and obligations hereunder, in exchange for the Alternate Lender’s payment of an amount equal to the outstanding principal balance of the assigned indebtedness, plus the amount of all interest and fees accrued through the date of such assignment; and (ii) the Alternate Lender shall accept and assume all of the Primary Lender’s rights and obligations under this Agreement and the Floating Rate Note. From and after the date of the assignment (which shall be evidenced by an assignment agreement in form and substance acceptable to the Lenders and the Shipowner), the Primary Lender shall cease to be a Lender hereunder, and shall have no rights or obligations hereunder or under the Floating Rate Note, except for any rights which by their express terms survive the termination of this Agreement or the Floating Rate Note.

4.  Section 4.01. Section 4.01 of the Credit Agreement is hereby amended to read as follows:

4.01 Principal Repayment. The Shipowner shall repay the Outstanding Principal of the Floating Rate Note as follows:

(i)	in installments in the principal amount of $2,989,000, on each Payment Date commencing on November 10, 2005, and continuing until May 10, 2009, and

(ii)
the full amount of the Outstanding Principal evidenced by the Floating Rate Note, on the earliest of (i) four years from the Delivery Date, (ii) September 1, 2009, or (iii) at the request of the Secretary, within fifteen (15) Business Days from the date upon which the Trigger Event shall occur.

5.  Section 4.05. Section 4.05 of the Credit Agreement is hereby amended to read as follows:

4.05 Evidence of Debt. The Shipowner agrees that to evidence further its obligation to repay all amounts disbursed under the Credit Facility, with interest accrued thereon, it shall issue and deliver to the Facility Agent, in accordance with the written instructions of the Facility Agent, the Floating Rate Note. The Floating Rate Note shall (i) be in the form of Exhibit A to Supplement No. 1 to the Indenture; (ii) bear the Secretary's Guarantee, and (iii) be valid and enforceable as to its principal amount at any time only to the extent of the aggregate amounts then disbursed and outstanding thereunder, and, as to interest, only to the extent of the interest accrued thereon at the rate guaranteed by the Secretary, with any interest in excess thereof being evidenced by this Agreement.

6. Concerning Exhibit 1. (a) The following definitions in Exhibit 1 to the Credit Agreement are hereby amended to read as follows:

“Fixed Rate Note” shall mean the Note substantially identical to the Form of Exhibit B to Supplement No. 1 to the Indenture, appropriately completed.

“Floating Rate Note” shall mean the Note substantially identical to the Form of Exhibit A to Supplement No. 1 to the Indenture, appropriately completed.

“Payment Date” shall mean May 10 and November 10 of each year, beginning on November 10, 2005.

"Vessel” means the Shipowner's self-elevating mobile offshore drilling unit to be named the BOB KELLER and constructed by LETOURNEAU, INC. in accordance with the Construction Contract, including all work and material heretofore or hereafter performed upon or installed in or placed on board such Vessel, together with related appurtenances, additions, improvements, and replacements.

(b) Exhibit 1 to the Credit Agreement is further amended by adding the following definitions to read as follows:

“Amendment No. 2 to the Credit Agreement” means the Amendment No. 2 to the Credit Agreement dated May 4, 2005, among the Shipowner, the Lenders and Agents.

“Supplement No. 1 to the Indenture” shall mean the Supplement No. 1 to the Trust Indenture dated May 4, 2005, between the Shipowner and the Indenture Trustee.

ARTICLE II
MISCELLANEOUS

1. All other capitalized terms used herein have the meanings set forth in Exhibit 1 to the Credit Agreement.

2. Except as so amended, the provisions of the Credit Agreement, as amended by Amendment No. 1, are hereby confirmed, and shall remain in full force and effect.

3. This Amendment No. 2 to the Credit Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment No. 2 to the Credit Agreement has been duly executed by the Parties as of the day and year first above written.

ROWAN COMPANIES, INC., as the Shipowner	GOVCO INCORPORATED, as the Primary Lender, by Citicorp North America, Inc., its attorney-in-fact.

By:____________________________	By: _______________________________
(Signature)	(Signature)

Name: William H. Wells	Name: P. A. Botticelli
(Print)	(Print)

Title: Vice President - Finance and Treasurer	Title: Vice President
(Print)	(Print)

CITIBANK, N.A., as Facility Agent	CITIBANK, N.A., as the Alternate Lender

By: ______________________________	By: _______________________________
(Signature)	(Signature)

Name: Ae Kyong Chung	Name: Ae Kyong Chung
(Print)	(Print)

Title: Vice President	Title: Vice President
(Print)	(Print)

CITICORP NORTH AMERICA, INC., as the Administrative Agent

By: _______________________________
(Signature)

Name: P. A. Botticelli
(Print)

Title: Vice President
(Print)

CONSENT:

Pursuant to the Section 11.08 of the Credit Agreement, the Secretary hereby consents to this Amendment No. 2 to the Credit Agreement and confirms the continued Guarantee of the Obligation of the United States of America pursuant to Title XI of the Merchant Marine Act, 1936, as amended.

(SEAL) Attest:		UNITED STATES OF AMERICA, SECRETARY OF TRANSPORTATION MARITIME ADMINISTRATION

By:
Assistant Secretary		Secretary